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                                                               Exhibit (b)(8)(c)

                  AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT

                                    AMONG


                           THE ALGER AMERICAN FUND,
                     FRED ALGER & COMPANY, INCORPORATED,
               NATIONAL LIFE INSURANCE COMPANY (AS SUCCESSOR TO
 VERMONT LIFE INSURANCE COMPANY), AND LIFE INSURANCE COMPANY OF THE SOUTHWEST




THIS AMENDMENT NO. 2 to the Participation Agreement dated January 31, 1995, as amended by updating Schedule A as of April 25, 1997 (the "Participation Agreement") by and among The Alger American Fund (the "Trust"), Fred Alger & Company, Incorporated (the "Distributor"), National Life Insurance Company, and, by this Amendment No. 2 the Life Insurance Company of the Southwest ("LSW") is made and entered into this ____ day of _______, 1998.


1.  By executing this Amendment No. 2, LSW hereby
       a.   becomes a party to this Participation Agreement
       b. is included in the definition of "the Company" along with National Life Insurance Company
       c. is bound by all of the terms and conditions of the Participation Agreement referenced above, and the Service Agreement dated June 1, 1997.

2. Schedule A was amended April 25, 1997, and is hereby further amended to read as follows:
       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
       NATIONAL VARIABLE ANNUITY ACCOUNT II
       LSW VARIABLE ANNUITY ACCOUNT I

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be affixed hereto as of the date specified below.


                                  FRED ALGER & COMPANY, INCORPORATED



                                  by
                                    ------------------------------------------
                                  Name:
                                  Title:


                                  THE ALGER AMERICAN FUND



                                  by
                                    ------------------------------------------
                                  Name:
                                  Title:

                                  NATIONAL LIFE INSURANCE COMPANY


                                  by
                                    ----------------------------
                                    Name:
                                    Title:


                                  LIFE INSURANCE COMPANY OF THE SOUTHWEST
                                  by:  NATIONAL LIFE INSURANCE COMPANY



                                  by
                                    ----------------------------
                                    Name:
                                    Title: